UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2020

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Tender Offers

On December 28, 2020, New York City REIT, Inc. (the “Company,”) commenced an offer to purchase up to 65,000 shares of the Company’s Class B common stock, par value $0.01 per share (“Class B Shares”), for cash at a purchase price equal to $7.00 per Class B Share, or $455,000 in the aggregate (the “Offer”). Unless extended, withdrawn or earlier terminated, the Offer, proration period and withdrawal rights will expire at 11:59 p.m. Eastern Time, on January 27, 2021.

A group of three funds for which MacKenzie Capital Management, LP or one of its affiliates is the manager or general partner (collectively, “MacKenzie”) has advised the Company that MacKenzie intends to make an unsolicited offer commencing on December 28, 2020 to purchase up to 65,000 Class B Shares at a price equal to $6.50 in cash, with an expiration date of February 5, 2021, unless extended (the “MacKenzie Offer”).

Because of MacKenzie’s intent to make the MacKenzie Offer, the Company is making the Offer which offers to purchase the same number of Class B Shares as MacKenzie offers to purchase but at a price that is almost 8% higher. The Company’s board does not think that holders of Class B Shares should tender their Class B Shares to either MacKenzie or to the Company. By offering more than MacKenzie, the Company is seeking to deter MacKenzie and others that may try to exploit the short-term illiquidity of the Class B Shares prior to the time that they automatically convert into shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Shares”). The Class A Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NYC.” The Class B Shares are not listed on the NYSE and there is no established trading market or value for the Class B Shares. The Class B Shares were created as part of the process that the Company followed in listing the Class A Shares on the NYSE in August 2020. Importantly, the Company notes that, despite MacKenzie’s suggestion to the contrary, the outstanding Class B Shares will automatically convert into Class A Shares (and be listed on the NYSE) in two equal tranches no later than April 15, 2021 and August 13, 2021. MacKenzie is offering to acquire Class B Shares from stockholders at a price that is substantially below the price at which the Class A Shares have been trading on the NYSE in an effort to make a profit on those shares once the Class B Shares convert and are listed on the NYSE.

The Offer is not conditioned upon the receipt of financing or any minimum number of Class B Shares being tendered. The Offer is, however, subject to certain conditions, including the actual commencement of the MacKenzie Offer.

The offer prices in both the Offer and the MacKenzie Offer are substantially less than the price at which the Class A Shares have been trading on the NYSE. On December 24, 2020, the last trading day before the Company commenced the Offer, the closing price of the Class A Shares was $7.91 per share. Thus, the Company’s board of directors does not recommend that stockholders accept either offer.

On or about December 28, 2020, the Company began mailing a letter to holders of Class B Shares with respect to the foregoing recommendations and other matters related to the MacKenzie Offer and the Offer, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Offer is further described in, and will be conducted in accordance with the terms and conditions set forth in, the Offer to Purchase, the Letter of Transmittal and other related materials that are being mailed to holders of Class B Shares together with the letter to holders of Class B Shares. Each holder of Class B Shares must make his, her or its own decision whether to tender Class B Shares and how many Class B Shares to tender. In doing so, the Company urges holders of Class B Shares to read carefully the information in or incorporated by reference into the Offer to Purchase, the Letter of Transmittal and other related materials that are filed with the SEC by the Company as exhibits to an issuer tender offer statement on Schedule TO. Questions and requests for assistance or requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other related materials may be directed to the Company’s Investor Relations department by calling (866) 902-0063. The Company will promptly furnish to holders of Class B Shares additional copies of the materials at its own expense.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 19, 2020, the Company’s most recent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, filed on May 14, 2020, August 13, 2020, and November 12, 2020, and all other filings filed with the Securities and Exchange Commission after that date. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Letter to holders of Class B common stock dated December 28, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: December 28, 2020	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary